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                                                                  Exhibit 23.1


                      CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 of M.D.C. Holdings, Inc. of our report dated February 10, 1994 appearing on page F-2 of M.D.C. Holdings, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1993. We also consent to the reference to us under the heading "Experts" in such Prospectus.




PRICE WATERHOUSE

Los Angeles, California
June 2, 1994